UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2013

USG Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8864	36-3329400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 West Adams Street, Chicago, Illinois	60661-3676
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 436-4000

(former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

In connection with the offering of the notes described below under Item 8.01, USG Corporation (the “Corporation”) expects to disclose certain supplemental information concerning the Corporation and the previously announced USG Boral joint venture transaction to potential purchasers of the notes in a preliminary offering circular dated October 28, 2013. Supplemental information included in the preliminary offering circular is set forth in Exhibits 99.1, 99.2, 99.3 and 99.4.

The information contained in this Item 7.01, including the Exhibits hereto, shall not be deemed to be filed for purposes of the Securities Exchange Act of 1934 and it shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933 except as expressly set forth by specific reference in such filing.

Section 8 – Other Events

Item 8.01	Other Events.

On October 28, 2013, the Corporation issued a press release announcing that it has launched a private offering of $350 million aggregate principal amount of senior notes. A copy of the press release, which was issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933, is attached hereto as Exhibit 99.5 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	–	Excerpt from preliminary offering circular.

99.2	–	Audited financial statements of Boral Gypsum Asia Sdn Bhd as of June 30, 2013 and 2012, and for the year ended June 30, 2013 and six months ended June 30, 2012.

99.3	–	Audited financial statements of Boral Australian Gypsum Ltd and its subsidiaries as of June 30, 2013 and 2012, and for each of the years in the two-year period ended June 30, 2013.

99.4	–	Unaudited pro forma condensed consolidated financial information.

99.5	–	USG Corporation press release, dated October 28, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION
Registrant

By:	/s/ Matthew F. Hilzinger
Name: Matthew F. Hilzinger
Title: Executive Vice President and Chief Financial Officer

Date: October 28, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Excerpt from preliminary offering circular.

99.2	Audited financial statements of Boral Gypsum Asia Sdn Bhd as of June 30, 2013 and 2012, and for the year ended June 30, 2013 and six months ended June 30, 2012.

99.3	Audited financial statements of Boral Australian Gypsum Ltd and its subsidiaries as of June 30, 2013 and 2012, and for each of the years in the two-year period ended June 30, 2013.

99.4	Unaudited pro forma condensed consolidated financial information.

99.5	USG Corporation press release dated October 28, 2013.